UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 24, 2020

U.S. ENERGY CORP.

(Exact Name of Company as Specified in its Charter)

Wyoming	000-06814	83-0205516
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

675 Bering Drive, Suite 100, Houston, Texas	77057
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 993-3200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

[ ]	Written communications pursuant to Rule 425 under the Securities Act

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, $0.01 par value	USEG	The NASDAQ Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01 Entry into a Material Definitive Agreement.

On September 25, 2020, U.S. Energy Corp. (“U.S. Energy”, “we”, “us” or the “Company”), entered into an Asset Purchase Agreement (the “APA”) with Randolph N. Osherow, as Chapter 7 trustee, for FieldPoint Petroleum Corporation’s Chapter 7 bankruptcy proceedings (the “Seller”).

Pursuant to the APA, we acquired all of the Seller’s rights to, and interest in, both operated and non-operated properties primarily in Lea County, New Mexico, and Converse County, Wyoming (the “Properties”). The Properties encompass approximately 21 total wells of which 14 are currently producing. The Properties also include approximately 500 net acres in Lea County, New Mexico, which are held by production.

We paid $25,000 as a deposit in connection with the acquisition and paid the remaining amount of the $500,000 aggregate purchase price (i.e., $475,000), on September 25, 2020, upon the closing of the acquisition, which was subject to the approval of the bankruptcy court.

The APA contained customary representations and warranties of the parties.

The foregoing summary description of the material terms of the APA does not purport to be complete and is qualified in its entirety by reference to the full text of the APA, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference in this Item 1.01.

A total of $375,000 of the funds paid by the Company under the APA was raised by the entry into the APEG Note as discussed below under Item 2.03, which description is incorporated by reference in this Item 1.01 by reference in its entirety.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The disclosures set forth in Item 1.01 above relating to the APA are incorporated by reference into this Item 2.01 in their entirety, to the extent required by Item 2.01.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On September 24, 2020, we borrowed $375,000 from APEG Energy II, L.P., which entity Patrick E. Duke, a director of the Company, has shared voting power and shared investment power over (“APEG”). To evidence the amounts borrowed, we issued APEG a $375,000 Secured Promissory Note (the “APEG Note”).

The APEG Note accrues 10% annual interest (18% upon the occurrence of an event of default), compounded monthly, through the maturity date, September 24, 2021, with all interest payable on the maturity date (or earlier as discussed below). The note may be prepaid at any time before maturity, provided that upon any prepayment of the note, we are required to pay APEG the amount of interest which would have accrued through maturity (at 10% per annum)(the “Minimum Interest”). The note contains customary representations and covenants of the Company (relating to maintaining our corporate existence and complying with the terms of the note), and standard events of default, including the failure to pay amounts under the note when due (subject to a 10 day cure period, after notice of such failure has been provided in writing by APEG), material breaches of the terms of the note (subject to a ten business day cure period, after notice of such breach has been provided in writing by APEG), and the occurrence of any material adverse effect, affecting the Company, the note or our ability to perform our obligations under the note, or an event of default under any agreement that is in place regarding the Company which exceeds $100,000 in value (which are not cured within 10 business days’ of notice of the same by APEG). Upon the occurrence of an event of default under note (subject to our right to cure such event of default, where applicable), APEG can demand the immediate repayment of the APEG, together with the Minimum Interest.

Our obligations under the APEG Note are secured by APEG’s rights, and the security interests created under, that certain Mortgage, Mortgage – Collateral Real Estate Mortgage, Deed of Trust, Assignment of as-Extracted Collateral, Security Agreement, Fixture Filing and Financing Statement, from Energy One LLC, our wholly-owned subsidiary, to Russell Otts, as Trustee, for the Benefit of BNP Paribas, as administrative agent, and the other secured persons, entered into on or around July 2010, and all Uniform Commercial Code (UCC) financing statements filed in connection therewith, the rights pursuant to which have previously assigned to APEG.

The foregoing summary description of the material terms of the APEG Note does not purport to be complete and is qualified in its entirety by reference to the full text of the APEG Note, which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated by reference in this Item 2.03.

Item 8.01 Other Events.

On September 29, 2020, the Company published a press release disclosing the APA. A copy of the press release is included herewith as Exhibit 99.1 and the information in the press release is incorporated by reference into this Item 8.01.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

10.1*#	Asset Purchase Agreement dated September 25, 2020, by and among U.S. Energy Corp, as Buyer, and Mr. Randolph N. Osherow, as Chapter 7 trustee in the Bankruptcy Case of FieldPoint Petroleum Corporation
10.2*	$375,000 Secured Promissory Note entered into by U.S. Energy Corp., to evidence amounts owed to APEG Energy II, L.P.
99.1*	Press Release dated September 29, 2020

* Filed herewith.

# Certain schedules, annexes, and similar attachments have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule or exhibit will be furnished supplementally to the Securities and Exchange Commission upon request; provided, however, that U.S. Energy Corp. may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any schedule or exhibit so furnished.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. ENERGY CORP.

By:	/s/ Ryan Smith
Ryan Smith
Chief Executive Officer

Dated:	September 29, 2020

EXHIBIT INDEX

Exhibit No.	Description

10.1*#	Asset Purchase Agreement dated September 25, 2020, by and among U.S. Energy Corp, as Buyer, and Mr. Randolph N. Osherow, as Chapter 7 trustee in the Bankruptcy Case of FieldPoint Petroleum Corporation
10.2*	$375,000 Secured Promissory Note entered into by U.S. Energy Corp., to evidence amounts owed to APEG Energy II, L.P.
99.1*	Press Release dated September 29, 2020

* Filed herewith.

# Certain schedules, annexes, and similar attachments have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule or exhibit will be furnished supplementally to the Securities and Exchange Commission upon request; provided, however, that U.S. Energy Corp. may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any schedule or exhibit so furnished.